SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 2, 2001


         SAXON ASSET SECURITIES COMPANY (as Depositor under the Trust Agreement, dated as of July 1, 2001, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2001-2)

                         Saxon Asset Securities Company
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



       Virginia                       333-65718                 52-1865887
---------------------------          ------------           -------------------
State or Other Jurisdiction          (Commission            (I.R.S. Employer
   Of Incorporation)                 File Number)           Identification No.)


    4880 Cox Road
 Glen Allen, Virginia                                            23060
------------------------                                       ----------
(Address of Principal                                          (Zip Code)
Jurisdiction Offices)


       Registrant's telephone number, including area code: (804) 967-7400

                                    No Change
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events
                  ------------
         The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2001-2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by Registration Statements on Form S-3 (Registration File Nos. 333-87351 and 333-65718) (together, the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $650,410,000 in aggregate principal amount of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class A-IO, Class M-1, Class M-2, Class B-1, and Class X-IO Certificates of its Mortgage Loan Asset Backed Certificates, Series 2001-2 on July 26, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 26, 2001, as supplemented by the Prospectus Supplement dated July 26, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 2001, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Bankers Trust Company, as trustee. The "Certificates" consist of the following classes: Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class A-IO, Class M-1, Class M-2, Class B-1, Class X-IO, Class P, Class C and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain conventional, first lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $534,942,259 as of July 1, 2001, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

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

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1 Underwriting Agreement, dated July 26, 2001, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Greenwich Capital Markets, Inc., on behalf of the Underwriters.

         4.1 Trust Agreement, dated as of July 1, 2001, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Bankers Trust Company, as trustee





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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SAXON ASSET SECURITIES COMPANY



                                            By: /s/ BRADLEY D. ADAMS
                                                --------------------------------
                                                Name:  Bradley D. Adams
                                                Title: Senior Vice President


Dated:  August 2, 2001


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

                                  EXHIBIT INDEX



Exhibit No.   Description                                             Page No.
-----------   -----------                                             --------


   1.1 Underwriting Agreement, dated July 26, 2001, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Greenwich Capital Markets, Inc., on behalf of the Underwriters.

   4.1         Trust Agreement, dated as of July 1, 2001, among
               Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Bankers Trust Company, as trustee

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